SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )
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Check the appropriate box:
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☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Trust for Professional Managers
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (check the appropriate box):
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	1)	Title of each class of securities to which transaction applies:

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	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
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☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

September 12, 2008

Dear Shareholder:

I am writing to inform you of the upcoming special meeting of the shareholders of the Leader Short-Term Bond Fund (the “Acquired Fund”), a series of Trust for Professional Managers.

The meeting is scheduled to be held at 10:00 a.m. Central time on Friday, October 17, 2008, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is to seek your approval for a proposed reorganization of the Acquired Fund. The Acquired Fund is currently organized as a series of Trust for Professional Managers, an investment company with its principal offices at U.S Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202. After completion of the proposed tax-free reorganization, the Acquired Fund would be a series of Northern Lights Fund Trust, an investment company with its principal offices at 450 Wireless Blvd., Hauppauge, New York 11788. This proposed reorganization of the Acquired Fund will not result in a change in Advisor to the Acquired Fund, or any change to the Acquired Fund’s investment objective, strategies or investment policies.

We think that this proposal is in the best interest of the shareholders of the Acquired Fund. The Board of Trustees has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-8__-___-____. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the meeting, please complete the enclosed proxy and return it promptly whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Joseph C. Neuberger
President
Trust for Professional Managers

Leader Short-Term Bond Fund
a series of Trust for Professional Managers
615 EAST MICHIGAN ST, 2ND FLOOR
MILWAUKEE, WI 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 17, 2008
Dear Shareholders:

The Board of Trustees of Trust for Professional Managers, an open-end investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Leader Short-Term Bond Fund, a series of  Trust for Professional Managers, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202, on Friday, October 17, 2008  at 10:00 a.m., Central time, for the following purpose:

1.
to approve a proposed Agreement and Plan of Reorganization, for the Acquired Fund and the Leader Short-Term Bond Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust (“Northern Lights”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for Class A shares of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a Class A shareholder of the Acquiring Fund, which has identical investment policies and strategies as the Acquired Fund; and

2.	transaction of such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on Friday, August 29, 2008 are entitled to notice of, and to vote at, the special meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees

Rachel Spearo, Secretary
Trust for Professional Managers
September 12, 2008

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Leader Short-Term Bond Fund
a Series of Trust for Professional Managers

PROXY STATEMENT

MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Trust for Professional Managers (“TPM”), an open-end investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at Trust for Professional Managers, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202. The proxies are to be used at a meeting of the shareholders of Leader Short-Term Bond Fund, a series of TPM (the “Acquired Fund”) at the offices of U.S. Bancorp Fund Services, LLC, on Friday, October 17, 2008 at 10:00 a.m., Central time, and any adjournment of the meeting. The primary purpose of the meeting is for shareholders of the Acquired Fund to consider and approve the following proposals:

1.
to approve a proposed Agreement and Plan of Reorganization, for the Acquired Fund and the Leader Short-Term Bond Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust (“Northern Lights”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for Class A shares of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a Class A shareholder of the Acquiring Fund, which has identical investment policies and strategies as the Acquired Fund; and

2.	to consider and act upon any other business that may properly come before the meeting and any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about September 14, 2008.

SUMMARY OF PROPOSAL

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION UNDER WHICH THE LEADER SHORT-TERM BOND FUND, A SERIES OF THE TRUST, WOULD BE REORGANIZED INTO THE LEADER SHORT-TERM BOND FUND, A SERIES OF NORTHERN LIGHTS, IN A TAX-FREE REORGANIZATION.

At a meeting held on July 21, 2008, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of TPM (the “Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and unanimously approved an Agreement and Plan of Reorganization dated __________ __, 2008 (the “Plan of Reorganization” or “Reorganization Plan”), a copy of which is attached to this Proxy Statement as Exhibit A.

Under the Plan of Reorganization, the Acquired Fund, a series of TPM, will transfer all of its assets and liabilities to the Acquiring Fund, a newly organized series of Northern Lights, in exchange for a number of Acquiring Fund shares equivalent in class, number and value to shares of the Acquired Fund outstanding immediately prior to the Closing Date (as defined below), followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder would receive Class A shares of the Acquiring Fund equivalent to the number of Acquired Fund shares held by such shareholder on Monday, October 20, 2008, or as soon as practicable thereafter (the “Closing Date”) (this transaction is referred to as the “Reorganization”). Like TPM, Northern Lights is a Delaware statutory trust and an open-end investment company registered with the SEC.

If the Reorganization is approved and implemented, shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund. The Acquiring Fund’s investment objective and principal investment strategies are identical to those of the Acquired Fund. In addition, the current investment advisor to the Acquired Fund, Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR  97204 (the “Advisor”), will continue to serve as the investment advisor to the Acquiring Fund. However, there are some differences between the funds. The Acquiring Fund will employ an administrator, transfer agent, custodian and distributor that are different than the administrator, transfer agent, custodian and distributor utilized by the Acquired Fund. In addition, none of the members of the Board of Trustees of TPM will serve on the Board of Trustees of Northern Lights. If approved, the Reorganization is expected to take effect on or about October 20, 2008, although the date may be adjusted in accordance with the Reorganization Plan.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Prospectus and Statement of Additional Information (“SAI”) of the Acquired Fund dated September 28, 2007; and

•	Annual Report to Shareholders of the Acquired Fund, including financial statements for the fiscal year ended May 31, 2008.

The most recent annual report of the Acquired Fund, including audited financial statements for the fiscal year ended May 31, 2008, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Acquired Fund at the address set forth on the first page of this Proxy Statement or by calling 1-800-711-9164, and they will be sent to you within three (3) business days by first class mail.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions
The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be identical. The Acquiring Fund is newly organized and will commence operation on the Closing Date. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives
The investment objective of both Funds is to deliver a high level of current income, with a secondary objective of capital appreciation. The investment objectives, strategies and policies of each Fund may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.  However, each Fund will not change its investment policy of investing at least 80% of its assets in fixed income securities without changing the name of the Fund and providing shareholders with at least 60 days’ advance notice in writing

Principal Investment Strategies
Both Funds attempt to achieve their investment objective by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign.  Under normal circumstances, each Fund will invest at least 80% of its assets in fixed income securities.

Temporary Defensive Positions
From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, each Fund may hold up to 100% of its assets in cash, short-term U.S. Government securities, money market instruments, exchange-traded funds, Auction Rate Securities (“ARS”), investment grade fixed income securities or repurchase agreements.  Each Fund also may invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.  As a result of engaging in these temporary measures, each Fund may not achieve its investment objectives.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

Interest Rate Risk.  The value of the Fund may fluctuate based on changes in interest rates and market conditions.  As interest rates rise, the value of income producing instruments may decrease.  This risk increases as the term of the note increases.  Income earned on floating- or variable-rate securities will vary as interest rates decrease or increase.  Variable- and floating-rate securities generally are less susceptible to changes in interest rates than fixed-rate obligations.  However, the interest rates on variable-rate securities, as well as certain floating-rate securities whose interest rates are reset only periodically, can fluctuate in value as a result of interest rate changes when there is an imperfect correlation between the interest rates on the securities and prevailing market interest rates.

Credit Risk.  The issuer of a fixed income security may not be able to make interest or principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk is that the issuer will default on its obligation.  Credit risks associated with ARS mirror those of other bond issues in terms of default risk associated with the issuers.  Because ARS do not carry a put feature allowing the bondholder to require the purchase of the bonds by the issuer or a third party, they are very sensitive to changes in credit ratings and normally require the highest ratings (e.g., AAA/Aaa) to make them marketable.

High Yield Bond Risk.  Lower-quality bonds, known as high yield bonds or “junk bonds,” present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Management Risk.  The strategy used by the Advisor may fail to produce the intended results.  The ability of the Fund to meet its investment objectives is directly related to the Advisor’s investment strategies for the Fund.  Your investment in the Fund varies with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities.  If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Foreign Risk.  Foreign investments involve additional risks not typically associated with investing in U.S. Government securities and/or securities of domestic companies, including currency rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of securities markets.  Securities subject to these risks may be less liquid than those that are not subject to these risks.

Derivatives Risk.  When writing put and call options, the Fund is exposed to declines in the value of the underlying asset against which the option was written.  To the extent required, the Fund will cover the financial exposure created by writing put and call options either by purchasing or selling offsetting options or futures or designating liquid assets to cover such financial exposure.  When purchasing options, the Fund is exposed to the potential loss of the option purchase price.  Derivatives may be illiquid and the market for derivatives is largely unregulated.  The use of derivatives may not always be a successful strategy and using them could lower the Fund’s return.

Legislative Change Risk.  Municipal securities are subject to the risk that legislative changes and local and business developments may adversely affect the yield or value of the Fund’s investments in such securities.

Government Securities Risk.  It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law.  If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall.  Securities of U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.  The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government securities owned by the Fund does not imply that the Fund’s shares are guaranteed by the Federal Deposit Insurance Corporation or any other government agency, or that the price of the Fund’s shares will not fluctuate.

Limitations and Restrictions
The following investment restrictions may be changed with respect to each Fund only by a vote of a majority of the outstanding shares of that Fund.

Each Fund may not:

1.
Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  (This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions);

2.
Issue senior securities.  (This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff);

3.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4.
Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or repurchase agreements with respect thereto);

5.
Purchase or sell real estate unless acquired as a result of ownership of securities (although the Fund may invest in marketable securities which are secured by or represent interests in real estate, and may invest in mortgage-related securities or invest in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts));

6.
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities;

7.	Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements); or

8.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer.  (Does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.)

The following lists the non-fundamental investment restrictions applicable to the Funds.  These restrictions can be changed by the respective Fund’s Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

Each Fund may not:

1.
Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental restriction 1 above.  (Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation);

2.	With respect to fundamental investment restriction 1 above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets;

3.
Purchase securities or evidences of interest thereon on “margin.”  (This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques);

4.	Effect short sales of securities except as described by the Fund’s Prospectus or SAI;

5.	Purchase or sell puts, calls, options or straddles except as described in the Fund’s Prospectus or SAI;

6.
Invest more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.  Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or

7.	Make loans of portfolio securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Funds will not be considered a violation.

Fees and Expenses
The Table of Fees and Expenses and the Examples shown below are based on fees and expenses disclosed in the prospectus for the Acquired Fund and on estimates for the Acquiring Fund’s Class A shares. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by the various individual service providers are changing. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund’s Class A shares as compared to shares of the Acquired Fund.

Table of Fees and Expenses

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)	Acquired Fund as of May 31, 2008	Acquired Fund Pro Forma as of August 31, 2008	Acquiring Fund Class A
Maximum Sales Charge (Load)	3.50%(1)	3.50%(1)	3.50%(1)
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fees	None(2)	None(2)	None(2)
Exchange Fees	None	None	None
ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from fund assets as a percentage of average net assets):
Advisory Fee(3)	0.90%	0.75%	0.75%
Distribution (12b-1)/Shareholder Servicing Fees	0.50%	0.50%	0.50%
Other Expenses(4)	0.57%	0.57%	0.26%
Fee Waiver/Expense Reimbursement Recapture(5)	N/A	0.03%	0.14%
Underlying Fund Fees and Expenses(6)	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.03%	1.91%	1.71%
Fee Waiver/Expense Reimbursement(5)	-0.12%	N/A	N/A
Net Annual Fund Operating Expenses	1.91%	N/A	N/A

(1)	The sales load does not apply to purchases of $250,000 or more.
(2)	If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged.
(3)	Effective on June 1, 2008, the first day of the current fiscal year, the advisory fee was reduced from 0.90% to 0.75%.
(4)
“Other Expenses” include custodian, administration, transfer agency and other customary fund expenses, and are based on estimated amounts for the Acquiring Fund’s current fiscal year ending May 31, 2009.   For the Acquired Fund, Other Expenses reflect actual amounts incurred by the Fund for the fiscal year ended May 31, 2008.

(5)
The Advisor has agreed to waive its fees and/or absorb expenses of each Fund to ensure that Total Annual Operating Expenses, excluding brokerage fees and commissions, Distribution/Shareholder Servicing Fees, Underlying Fund Fees and Expenses, taxes and extraordinary expenses, do not exceed 1.35% of the respective Fund’s average net assets through February 28, 2009 and September 30, 2009, respectively, for the Acquired Fund and Acquiring Fund.  The Advisor is permitted to seek reimbursement from each Fund, subject to limitations, for fees it waived and expenses it paid with respect to the Fund and its predecessors, for three years from the date fees were waived or reimbursed, without causing Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 1.35% cap.  Any such reimbursement is subject to the Board of Trustees review and approval.

Based on estimated assets of the Acquiring Fund for the current fiscal year ending May 31, 2009, during the current fiscal year, the Advisor potentially may recapture all eligible expense reimbursements and fee waivers made with respect to the Acquired Fund and its predecessor over the prior three-year period.

For the Acquired Fund, as of August 31, 2008, due to the 0.15% reduction in the advisory fee and the increase in Fund assets, the Advisor is currently no longer waiving or reimbursing fees, and has begun recapturing fees in the Acquired Fund. Based on the estimated average net assets of the Acquired Fund as of August 31, 2008, and the amounts eligible for recapture over the past three year period, up to $139,531 of Acquired Fund Assets may be used for recapture, which would increase Net Annual Fund Operating Expenses.

(6)
It is required to disclose “Underlying Fund Fees and Expenses” in the above fee table.  Underlying Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Underlying Fund(s)”).  The indirect fee represents a pro rata portion of the cumulative expenses charged by the Underlying Fund.  Underlying Fund Fees and Expenses are reflected in the Underlying Fund’s net asset value (“NAV”).  Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus.

EXAMPLE
This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that each Fund’s expense limitation agreement remains in force through September 30, 2009. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Holding Period	Acquired Fund as of May 31, 2008	Acquired Fund Pro Forma as of August 31, 2008	Acquiring Fund
1 Year	$537	$537
3 Years	$929	$929
5 Years	$1,345	$1,345
10 Years	$2,505	$2,505

Fund Performance
The following information shows the past performance of the Acquired Fund. The bar chart shows the variability of Acquired Fund shares from year to year and the lower tables show the variability of the returns of the Acquired Fund, which is one indicator of the risks of investing in the Funds. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund. The Acquiring Fund also will assume the performance history of the Acquired Fund.

Calendar Year Returns as of December 31, 2007*

The Acquired Fund’s calendar year-to-date return as of June 30, 2008 was 0.82%.  During the period shown in the bar chart, the best performance for a quarter was 3.01% (for the quarter ended September 30, 2006).  The worst performance was 0.16% (for the quarter ended December 31, 2007).

*The bar chart does not reflect the payment of any sales charges.  If these charges had been included, the returns shown would have been lower.

Average Annual Total Returns	Acquired Fund
	Periods Ended December 31, 2007
	One Year	Since Inception(1)

Return Before Taxes	4.94%(2)	0.57%
Return After Taxes on Distributions(3)(4)	3.26%	(1.00)%
Return After Taxes on Distributions and Sale of Fund Shares(3)(5)	3.17%	(0.44)%
Merrill Lynch 1-3 Year Government/Corporate Index(6)	4.25%	3.58%
(1)
The Acquired Fund commenced operations on January 19, 2007.  The Acquired Fund is the successor to the Leader Short-Term Bond Fund, a series of Unified Series Trust (the “Original Fund”), which commenced operations on July 14, 2005. The Original Fund had the same investment objectives and strategies as the Acquired Fund and substantially the same investment policies as the Acquiring Fund.

(2)	The Return before taxes figure shown includes a sales load charge.
(3)
After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(4)	“Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(5)
“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

(6)
The Merrill Lynch 1-3 Year Government/Corporate Index is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. The index does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear.

Fund Expenses

Sales Charges and Rule 12b-1 Fees

The Acquiring Fund’s Class A shares will have the same front-end sales charge structure (except as indicated in the table below with respect to breakpoints) and the same distribution and service (12b-1) fees as the Acquired Fund. Fund expenses will differ with respect to “other expenses,” which include the fees of the Funds’ service providers as well as certain out-of-pocket expenses.  It is anticipated that the expenses of the Acquiring Fund will not exceed those of the Acquired Fund.

Sales Charges Comparison - Shares of each Fund may be purchased at the public offering price, which is the next determined NAV, plus an initial sales charge of up to 3.50%.  The payment of an initial sales charge means that a portion of your initial investment goes toward the sales charge.  Reduction and waivers of the sales charge are available in certain circumstances.  The actual sales charge imposed varies depending on the amount invested as follows:

Sales Charge* as a percentage of:
ACQUIRED FUND	Offering Price	Net Amount Invested	Dealer Re-allowance as a percentage of Public Offering Price
Less than $100,000	3.50%	3.62%	3.00%
$100,000 but less than $250,000	1.00%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	0.00%

Sales Charge* as a percentage of:
ACQUIRING FUND Class A shares	Offering Price	Net Amount Invested	Dealer Re-allowance as a percentage of Public Offering Price
Less than $50,000	3.50%	3.62%	3.00%
$50,000 but less than $250,000	1.00%	1.52%	1.00%
$250,000 or more	0.00%	0.00%	0.00%
*0.50% of any  applicable sales charge will be retained by the Leader Capital Corp. broker-dealer.

Sales Charge Reduction and Waivers

Breakpoint Discounts
As the sales charge table above shows, the larger your investment in a Fund’s shares, the lower your initial sales charge imposed on the purchase.  Each investment threshold that qualifies for a lower sales charge is known as a “breakpoint.”  You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

Letter of Intent.  A letter of intent (“LOI”) allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future.  You can sign an LOI, in which you agree to invest a certain amount (your goal) in a Fund over a six-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases).  Your goal must be at least $100,000 for the Acquired Fund or $50,000 for the Acquiring Fund’s Class A shares, and, if you do not meet your goal within the six-month period, the higher sales charge will be deducted from your account.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.

Right of Accumulation.  A right of accumulation (“Right of Accumulation”) allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases.  The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own at the financial intermediary at which you are making the current purchase.  For example, if your account value from shares of the Acquired Fund purchased is $90,000 and you wish to invest an additional $20,000 in the Acquired Fund, you can invest that $20,000 in Acquired Fund shares and pay the reduced sales charge rate normally applicable to a $100,000 investment.  Similarly, if your account value from Class A shares of the Acquiring Fund purchased is $40,000 and you wish to invest an additional $20,000 in the Acquiring Fund Class A shares, you can invest that $20,000 in Acquiring Fund Class A shares and pay the reduced sales charge rate normally applicable to a $50,000 investment.  Each Fund may terminate or change this privilege at any time upon written notice.

Combine With Family Members and Related Entities.  This is the same for both Funds.  You can also count towards the amount of your investment, all investments in a Fund made by your spouse and your children under age 21 (“Family Members”), including their Rights of Accumulation and goals under an LOI.  You can also count the amount of all investments in a Fund under a single trust agreement with multiple beneficiaries, of which you are one, or a qualified retirement or employee plan of a single employer, of which you are a participant.

Your Responsibility With Respect to Breakpoint Discounts.  This is the same for both Funds.  In order to obtain any of the sales charge discounts set forth above, you must inform your financial advisor or the Transfer Agent of the existence of any eligible amounts under any Rights of Accumulation or LOI, in accounts held by Family Members at the time of purchase.  You must inform your financial advisor and/or the Transfer Agent of all shares of a Fund held (i) in your account(s) at the financial advisor, (ii) in your account(s) by another financial intermediary and (iii) in any other accounts held at any financial intermediary belonging to your Family Members.

Purchases at Net Asset Value
This is the same for both the Acquired Fund and the Class A shares of the Acquiring Fund.  Purchases of shares in an amount of $250,000 or more are not subject to an initial sales charge.  In addition, purchases of shares in an amount less than $250,000 may be eligible for a waiver of the sales charge in the following circumstances:

▪
purchases by affiliates of the Funds, such as the Advisor and its employees, and all such persons’ immediate relatives (spouse, parents, siblings, children including in-law relationships) and their beneficial accounts;

▪	initial purchases by shareholders who become shareholders of the Funds subject to the terms of an agreement and plan of reorganization which permits such shareholders to acquire Fund shares at NAV;

▪
purchases made through certain intermediaries including, but not limited to, the following: National Financial Services LLC NTF (Fidelity), National Investor Services Corp. NTF (TD Waterhouse), Charles Schwab OneSource NTF, U.S. Clearing Corp., E-Trade, Scottrade, Investmart, Ameritrade and Pershing;

▪
purchases made through certain financial intermediaries including banks, trust companies, broker-dealers, credit unions and financial advisors that enter into selling arrangements with a Fund’s distributor;

▪
purchases by employees and registered representatives of broker-dealers that have selling arrangements with a Fund’s distributor and directors, officers and employees of other financial institutions that are parties to agency agreements with the Fund’s distributor, and all such persons’ immediate relatives and their beneficial accounts; and

▪
purchases by investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations that have entered into service agreements to provide services to Fund shareholders.  Such programs generally have other fees and expenses, so you should read any materials provided by the program’s sponsor.

Distribution and Service (Rule 12b-1) Fee Comparison
The Acquiring Fund will assess the same 12b-1 fees as the Acquired Fund.  Rule 12b-1 fees compensate dealers and investment representatives for services and expenses relating to the sale and distribution of a Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment. Long-term shareholders of the Funds may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and service fees.  The Advisor, at its expense, also may provide compensation to dealers in connection with sales of shares of the Funds.

Comparison of Shareholder Services

Purchase and Redemption Procedures
The Acquiring Fund will offer the same or substantially similar shareholder purchase and redemption services as the Acquired Fund, including telephone purchases and redemptions. Shares of each Fund may be purchased and redeemed at the net asset value of the shares (plus applicable sales charges) as next determined following receipt of a purchase or redemption order, provided the order is received in proper form. Payment of redemption proceeds from the a Fund generally will be sent by mail or wire within three business days after processing by the Fund’s transfer agent after receipt of a redemption request in proper form. Payment of redemption proceeds from a Fund generally will be received within a week after processing by the Fund’s transfer agent after receipt of a redemption request in proper form.

Minimum Initial and Subsequent Investment Amounts
The Acquiring Fund will offer the same account minimums and automatic investment plan as the Acquired Fund. The initial minimum and subsequent investments applicable to both the Acquired Fund and Class A shares of the Acquiring Fund are summarized below:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Dividend and Distribution Reinvestment
Regular, Retirement and Automatic Investment	$2,500	$100	None

Both Funds reserve the right to waive or reduce the minimum investment amount under certain circumstances. Both Funds offer an automatic investment plan, which automatically deducts money from your bank account and invests it in a Fund through the use of electronic funds transfers or automatic bank drafts. The Funds permit subsequent investments of $100 under their respective automatic investment plans.

Redemptions
You may redeem any or all of your shares in a Fund by writing or telephoning the Fund, as well as by participating in either Fund’s systematic withdrawal plan. Shareholders with a current account value of at least $10,000 may adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks of $100 or more.

Dividends and Distributions
The Acquiring Fund will have the same dividend and distribution policy as the Acquired Fund. Shareholders who have elected to have dividends and capital gains reinvested in the Acquired Fund will continue to have dividends and capital gains reinvested in the Acquiring Fund’s Class A shares following the Reorganization.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending May 31st. Following the Reorganization, the Acquiring Fund will assume the financial history of the Acquired Fund and continue to operate on a fiscal year ending May 31st of each year.

Certain Comparative Information about TPM and Northern Lights
TPM is organized as a Delaware statutory trust under a Declaration of Trust and By-Laws (the “Governing Documents”) and Northern Lights is organized as a Delaware statutory trust under an Agreement and Declaration of Trust and By-Laws (also “Governing Documents”). There are no material differences in shareholder rights between the Governing Documents of TPM and Northern Lights.

THE ADVISOR

The Advisor, the portfolio manager and the terms of the advisory agreement, as discussed below for the Acquired Fund, will be substantially identical for the Acquiring Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR  97204 (the “Advisor”), serves as investment advisor to the Acquired Fund.  John E. Lekas is the President of the Advisor, which he founded in 1997.  The Advisor implements the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies.  The Acquired Fund is the only mutual fund currently managed by the Advisor.

Pursuant to the terms of the Acquired Fund’s Investment Advisory Agreement, (the “Advisory Agreement”), as compensation for its investment management services the Advisor receives a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s daily net assets.  The Advisor has contractually agreed to waive its fee and reimburse the Acquired Fund’s expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, Distribution Fees, Underlying Fund Fees and Expenses, borrowing costs, taxes and extraordinary expenses, do not exceed 1.35% of its average daily net assets, through February 29, 2009 (September 30, 2009 for the Acquiring Fund).  The Advisor is permitted to seek reimbursement from the Acquired Fund and the Acquiring Fund, subject to limitations, for fees it waived and expenses it paid with respect to both Funds, three years from the date fees were waived or reimbursed, without causing Total Annual Operating Expenses (with the aforementioned exclusions) to exceed the 1.35% cap.  Any such reimbursement is subject to the review and approval by the Funds’ respective Boards of Trustees.

The Advisor (not the Funds) may pay certain financial institutions (which may include banks, credit unions, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders, to the extent these institutions are allowed to do so by applicable statute, rule or regulation. A discussion of the factors that the Board of Trustees considered in approving each Fund’s Advisory Agreement will be included in the respective Fund’s annual or semi-annual report, as applicable.

Portfolio Manager - John E. Lekas serves as the portfolio manager solely responsible for the investment decisions of the Acquired Fund.  He has 19 years experience as an investment professional.  Prior to founding the Advisor in 1997, Mr. Lekas served as a portfolio manager at Smith Barney where he focused on discretionary management of bond portfolios worth over $200 million.  He received a bachelor’s degree in finance from the University of Oregon.

REASONS FOR THE REORGANIZATION

The Reorganization is proposed primarily to provide shareholders with lower annual fund operating expenses while providing substantially similar or increased shareholder services.

At a meeting of the Board of Trustees of TPM held on July 21, 2008, the Trustees, including the Independent Trustees, considered the Reorganization Plan substantially in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund and that the interests of those shareholders will not be diluted as a result of the Reorganization. Based on information requested by the Board and provided by the Advisor, the Trustees compared the investment objectives and principal strategies of the Acquired Fund and the Acquiring Fund and concluded that the investment objective and principal investment strategies of the Acquired Fund and the Acquiring Fund are identical.

Additionally, the Board noted that the Advisor will continue as investment advisor to the Acquiring Fund and that the management agreement between Northern Lights and Advisor is not materially different from the agreement currently in place between TPM and Advisor. The Board also noted that operating expenses, such as administration, accounting and transfer agent fees, are expected to decline. This decline in fees is expected to reduce total annual fund operating expenses before fee waivers and/or reimbursements by Advisor. The Advisor has contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual Fund operating expenses, excluding brokerage fees and commissions, Distribution Fees, Underlying Fund Fees and Expenses, borrowing costs, taxes and extraordinary expenses, do not exceed 1.35% of its average daily net assets, through September 30, 2009.

The Board also considered the cost and tax consequences of the Reorganization. The Board noted that Advisor has agreed to bear the expenses associated with the Reorganization and it is anticipated that the Fund and its shareholders will not bear any material direct or indirect expenses. In addition, the Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences of the Reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the Reorganization.

Based on the factors discussed above, the Board of Trustees of TPM, including a majority of the Independent Trustees, unanimously determined that the Reorganization is in the best interests of the Fund, that the terms of the Agreement and Plan of Reorganization are fair and reasonable, and that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

General Plan of Reorganization
The Reorganization Plan outlines several steps that will occur on the Closing Date, provided the Reorganization is approved by shareholders. First, the Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Class A shares of the Acquiring Fund and an assumption by the Acquiring Fund of all of the liabilities of the Fund. Immediately thereafter, the Fund will liquidate and distribute the Class A shares received from the Acquiring Fund to its shareholders in exchange for their shares of the Fund. This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record of the Fund and by crediting to each such account with the shares due to the shareholder in the Reorganization. Every shareholder will own the same number of Class A shares of the Acquiring Fund as the number of Fund shares held by the shareholder immediately before the Reorganization. For example, if you held 100 shares of the Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 Class A shares of the Acquiring Fund. The value of your investment immediately after the Reorganization will be the same as it was immediately prior to the Reorganization. All of these transactions would occur as of the Closing Date.

Other Provisions
The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Trustees of each of TPM and Northern Lights. The significant conditions include: (a) the receipt by TPM and Northern Lights of an opinion of counsel as to certain federal income tax aspects of the Reorganization, and (b) the approval of the Reorganization Plan by shareholders of the Fund (which may not be waived). The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Funds, by the Board of Trustees of TPM or the Board of Trustees of Northern Lights. In addition, the Reorganization Plan may be amended upon mutual agreement. However, shareholder approval would be required in order to amend the Reorganization Plan subsequent to the shareholders meeting in a manner that would change the method for determining the number of Class A shares of the Acquiring Fund to be issued to shareholders of the Fund.

OTHER SERVICE PROVIDERS

Upon reorganization, the Acquiring Fund will have a different custodian, distributor, administrator, transfer agent and fund accountant than the Fund. Below is information on the new service providers, as well as information on service providers who will continue to provide substantially similar services to the Acquiring Fund as they currently provide to the Fund. A vote in favor of the proposed Reorganization will, in effect, constitute an approval by shareholders of the new service providers as governed by written service agreements and other agreements entered into by Northern Lights.

Distributor
Upon reorganization, Foreside Distribution Services, LP, 3435 Stelzer Road, Columbus, Ohio 43219, (the “Distributor”), will be the exclusive agent for distribution of shares of the Acquiring Fund. The Distributor is obligated to sell the shares of the Acquiring Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, currently provides similar services for the Fund.

Administrator, Fund Accounting and Transfer Agency Services
Upon reorganization, Gemini Fund Services, LLC (“GFS”), will become the Acquiring Fund’s administrator, fund accountant, transfer agent and dividend disbursing agent. GFS is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137. GFS will maintain the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Acquiring Fund’s shares, act as dividend and distribution disbursing agent and perform other transfer agent and shareholder service functions. In addition, GFS will provide the Acquiring Fund with fund accounting services, which include the maintenance of accounting books and records, daily accounting, the provision of certain monthly reports, record-keeping and other management-related services. Finally, GFS also will provide the Acquiring Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, currently provides similar services to the Fund.

Custodian
Upon reorganization, Fifth Third Bank, located at Mail Drop 1090CC, 38 Fountain Square Plaza, Cincinnati, Ohio 45263 (the “Custodian”), will become the Acquiring Fund’s custodian. The Custodian will act as the Acquiring Fund’s depository, safe keep its portfolio securities, collect all income and other payments with respect thereto, disburse funds at the Acquiring Fund’s request and maintain records in connection with its duties. U.S. Bank, National Association, Custody Operations, 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212, currently provides similar services to the Fund.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganization, the operations of the Acquiring Fund will be overseen by North Lights Fund Trust’s Board of Trustees in a substantially similar manner as the Acquired Fund is overseen by TPM’s Board of Trustees. The business of Northern Lights is managed under the direction of the Board in accordance with Governing Documents, which have been filed with the SEC. The Board consists of five (5) individuals, four (4) of whom are Independent Trustees. TPM’s Board of Trustees consists of three (3) Trustees, two of whom are Independent Trustees.

Pursuant to the Governing Documents of Northern Lights, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Trustees also retain the power to conduct, operate and carry on the business of Northern Lights and have the power to incur and pay any expenses, which, in the opinion of the Trustees, are necessary or incidental to carry out any of Northern Lights’s purposes. The Trustees of TPM possess similar powers to elect officers and conduct, operate and carry on the business of TPM. The Trustees, officers, employees and agents of Northern Lights, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. TPM offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of Northern Lights and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age: 64	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation	31	AdvisorOne Funds (5 portfolios)
Anthony J. Hertl Age: 58	Trustee Since 2005	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	31	AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust

Gary W. Lanzen Age: 54	Trustee Since 2005	Chief Investment Officer (2006 – present), formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company)	31	AdvisorOne Funds (5 portfolios)
Mark H. Taylor Age: 44	Trustee Since 2007	Professor (John P. Begley Endowed Chair in Accounting), Creighton University since 2002)	31	Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age: 55	Trustee Since 2005	Chief Executive Officer and Manager of Gemini Fund Services, LLC and its predecessor company (since 1983); Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC (since 2002); Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, (since 2003) GemCom, LLC and Northern Lights Compliance Services, LLC(since 2004); Director of Constellation Trust Company(since 2005).	31	AdvisorOne Funds (5 portfolios); Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 39	President Since June 2006
President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (3/2006 – 5/2008); Manager (since 3/2006) and President (since 2004), GemCom LLC.
			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age: 46	Secretary Since 2005
General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)
			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Treasurer Since June 2006
Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 49	Chief Compliance Officer Since June 2007	Compliance Officer of Northern Lights Compliance Services, LLC (01/07 – present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.
** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.
***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of Northern Lights Fund Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.
**** Michael Miola is an “interested person” of Northern Lights Fund Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (Northern Lights Fund Trust’s Administrator, Fund Accountant, and Transfer Agent).

EXPENSES OF THE REORGANIZATION

Advisor has agreed to bear all expenses associated with the transactions contemplated by the Reorganization Plan, including expenses associated with the solicitation of proxies, currently estimated to equal approximately $25,000 - $40,000.

FEDERAL INCOME TAX CONSEQUENCES

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). No gain or loss will be recognized as a consequences of the Reorganization by either Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor will a gain or loss will be recognized by the shareholders of the Acquired Fund as a result of the Acquiring Fund’s distribution of its Class A shares to Acquired Fund shareholders in exchange for Acquired Fund shares. In addition, a shareholder’s tax basis for shares held in the Acquired Fund will carryover to the Class A shares of the corresponding Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carryover to the corresponding Acquiring Fund Class A shares received in the Reorganization. As a condition to the consummation of the Reorganization, TPM, Northern Lights, the Acquired Fund and the Acquiring Fund will have received a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization with the foregoing tax consequences. That opinion will be based upon certain representations and warranties made by TPM and Northern Lights and certifications received from TPM and Northern Lights on behalf of each of the Acquired Fund and the Acquiring Fund.

Immediately prior to the Reorganization, each Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed. ]

The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

Capitalization - The following table sets forth as of fiscal year end on May 31, 2008: (i) the audited capitalization of the Acquired Fund, and (ii) the unaudited pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Fund and changes in net asset value per share.

		Net Asset
	Net	Value	Shares
Fund	Assets	Per Share	Outstanding
Fund	$89,005,346	$9.63	9,241,860
Adjustment	—	—	—
Acquiring Fund Class A Shares	$89,005,346	$9.63	9,241,860

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the record date, the following shareholders were considered to be either a control person or principal shareholder of the Acquired Fund:

Shareholder of Record	Fund
	___	%

	___	%

	___	%

SECURITY OWNERSHIP OF MANAGEMENT

As of the close of business August 29, 2008 (“Record Date”), the Trustees and officers of TPM, as a group, beneficially owned no shares of the Acquired Fund.

VOTING SECURITIES AND VOTING INFORMATION

General Information
The close of business on August 29, 2008 is the Record Date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. There were ________________ shares of beneficial interest of the Acquired Fund issued and outstanding as of the Record Date. Only shareholders of record on the Record Date are entitled to vote at the meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the meeting. The presence, in person or by proxy, of the holders of at least a majority of the aggregate number of shares of the Fund entitled to vote is necessary to constitute a quorum for the Fund at the meeting. TPM’s Governing Documents require a vote of more than 50% of the outstanding voting shares of the Fund to approve a reorganization.

Voting Rights
Abstentions and “broker non-votes” (i.e. shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, TPM may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. TPM also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment.

A shareholder of the Acquired Fund who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust of TPM to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. If the Reorganization is consummated, shareholders will be free to redeem the Class A shares of the Acquiring Fund that they receive in the transaction at their then-current net asset value. Shares of the Acquired Fund may be redeemed at any time prior to the consummation of the Reorganization. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares in the Reorganization.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed. At any adjourned meeting, TPM may transact any business which might have been transacted at the original meeting.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of TPM is not aware of any other matters to come before the meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

▪	delivering written notice of the proxy’s revocation to the President of TPM at the above address prior to the meeting;

▪	submitting a properly-executed proxy bearing a later date, but dated prior to the meeting;

▪	submitting a subsequent telephone vote; or

▪	attending and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. Advisor, the investment Advisor for the Acquired Fund and proposed investment Advisor for the Acquiring Fund, is paying for the costs of this proposed reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the shareholder meeting. Employees of the Advisor and GFS may make solicitations to obtain the necessary shareholder representation at the meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

OTHER BUSINESS

The Board of Trustees of TPM knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Acquired Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Acquired Fund and its shareholders.

TPM and Northern Lights do not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of Northern Lights unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of Northern Lights at 450 Wireless Blvd., Hauppauge, New York 11788. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of __________, 2008, by and between Trust for Professional Managers (“TPM”), a Delaware statutory trust, with its principal place of business at 615 East Michigan Street, Milwaukee, WI 53202, with respect to the Leader Short-Term Bond Fund, a separate series of TPM (the “Acquired Fund”), and Northern Lights Fund Trust (“Northern Lights”), a Delaware statutory trust, with its principal place of business at 450 Wireless Boulevard, Hauppauge, New York, 11788, with respect to the Leader Short-Term Bond Fund, a separate series of Northern Lights (the “Acquiring Fund” and, collectively with the Acquired Fund, the “Funds”).

This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of: (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) as set forth on Schedule A attached hereto; (ii) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other Fund or the assets of any other Fund be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Acquired Fund are separate series of Northern Lights and TPM, respectively, and Northern Lights and TPM are open-end, registered management investment companies, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest; and

WHEREAS, the parties desire to change the form of organization of the Acquired Fund from a series of TPM to a series of Northern Lights; it being anticipated that the Reorganization will provide Acquired Fund shareholders with economies of scale and administrative efficiencies; and

WHEREAS, the Trustees of TPM have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’ LIABILITIES AND TERMINATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets and liabilities, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (i) to deliver to the Acquired Fund the number of full and fractional shares of the Acquiring Fund equal in value to the value of full and fractional shares of the Acquired Fund then outstanding and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing date provided for in paragraph 3.1 (“Closing Date”).

1.2    ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders.

The Acquired Fund will, within a reasonable period of time prior to the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

1.3    LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible prior to the Closing Date. The Acquiring Fund shall assume those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Acquired Fund prepared on behalf of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities.

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”): (a) the Acquired Fund will make a liquidating distribution, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), of all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5    OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Acquired Fund, in an amount equal in value to the NAV of the Acquired Fund’s shares, to be distributed to shareholders of the Acquired Fund.

1.6    TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7    REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the Closing Date, and such later date on which the Acquired Fund is terminated.

1.8    TERMINATION. The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1    VALUATION OF ASSETS. The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Closing Date (such time and date being hereinafter called a “Valuation Date”), using the valuation procedures set forth in TPM’s Declaration of Trust and the Acquired Fund’s then current Prospectus and Statement of Additional Information or such other valuation procedures as shall be mutually agreed upon by the parties.  The Acquiring Fund and Acquired Fund agree, however, to use Interactive Data Corporation to resolve any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Fund and those determined in accordance with the pricing policies and procedures of the Acquired Fund.

2.2    VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed as of the close of normal trading on the NYSE on the Valuation Date, using the valuation procedures set forth in Northern Lights’ Agreement and Declaration of Trust and the Acquiring Fund’s then current Prospectus and Statement of Additional Information.

2.3    SHARES TO BE ISSUED. The number of the Acquiring Fund’s shares to be issued (including fractional shares) shall be equal in net asset value to the net asset value of each corresponding Acquired Fund’s shares then outstanding. Upon the Acquired Fund’s liquidating distribution each holder of shares of the Acquired Fund will receive shares of the corresponding Acquiring Fund equal in net asset value to the net asset value of shares held by such holder immediately prior to such liquidating distribution.

2.4    DETERMINATION OF VALUE. Except with respect to the Acquired Fund’s assets, which shall be valued by U.S. Bancorp Fund Services, LLC, all computations of value shall be made by U.S. Bancorp Fund Services, LLC, in accordance with its regular practice in pricing the shares in connection with the Reorganization.

ARTICLE III

CLOSING AND CLOSING DATE

3.1    CLOSING DATE. The closing (the “Closing”) will be on or about October 1, 2008, or such other date(s) as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such other time and/or place as the parties may agree.

3.2    CUSTODIAN’S CERTIFICATE. U.S. Bank N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3    EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4    TRANSFER AGENT’S CERTIFICATE. U.S. Bancorp Fund Services, LLC, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Gemini Fund Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of TPM or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1    REPRESENTATIONS OF THE ACQUIRED FUND. TPM and the Acquired Fund represent and warrant to Northern Lights and the Acquiring Fund as follows:

(a)    The Acquired Fund is a separate series of a statutory business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquired Fund is a separate series of a Delaware statutory business trust that is registered as an open-end management investment company, and such Delaware statutory business trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c)    The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of any material provision of TPM’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)    The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

(f)    Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(g)    The financial statements of the Acquired Fund are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2008, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(h)    Since May 31, 2008, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)    At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to be filed by such date, shall have been filed, and all federal and other taxes shown due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

(j)    All issued and outstanding shares of the Acquired Fund are, and at the Closing Date, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund shares, and has no outstanding securities convertible into any of the Acquired Fund shares.

(k)    At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(l)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund’s Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)    The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n)    From the date of this Agreement through the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Statement to be prepared, filed and distributed in accordance with Schedule 14A (as further defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o)    From the effective date of  this Agreement through the effective date of the  Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing  Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading

(p)           The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” (a “RIC”) under the Code as of and since its first taxable period; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

(q)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by TPM, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. Northern Lights and the Acquiring Fund represent and warrant to TPM and the Acquired Fund as follows:

(a)    The Acquiring Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)    The Acquiring Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)    The  Prospectus and Statement of Additional Information of the Acquiring Fund shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d)    The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result in a violation of any material provision of Northern Lights’ Agreement and Declaration of Trust or By-laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)    Except as otherwise disclosed in writing to the Acquired Fund and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)    There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than those issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund;

(g)    All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

(h)    The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i)    The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j)    From the effective date of this Agreement through the Closing Date, any written information furnished by Northern Lights with respect to the Acquiring Fund for use in the Proxy Statement (as defined in paragraph 5.7 or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k)    From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by Northern Lights with respect to the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(l)    The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(m)    No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by Northern Lights, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by Northern Lights, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n)    The Acquiring Fund intends to qualify as a RIC under the Code and will continue to qualify as a RIC through the end of its first taxable year.

(o)    At the Closing Date the Acquiring Fund’s investment objectives, strategies, policies and restrictions will be substantially  identical to those of the Acquired Fund at the time of the Reorganization.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1    OPERATION IN ORDINARY COURSE. Subject to paragraph 8.5, each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund.

5.2    APPROVAL OF SHAREHOLDERS. TPM will call a special meeting of Acquired Fund’s Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6    STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Cohen Fund Audit Services, Ltd. and certified by the TPM’s Treasurer.

5.7    PREPARATION OF POST-EFFECTIVE AMENDMENT.   Northern Lights covenants that it will have prepared and filed a post-effective amendment to the Northern Lights registration statement on Form N-1A for the purpose of creating the Acquiring Fund. The post-effective amendment will be effective on or before the Closing Date.

5.8           PREPARATION OF SCHEDULE 14A PROXY STATEMENT.  Northern Lights and the Acquiring Fund covenant that they will prepare, coordinate with the Acquired Fund the filing with the Commission, and deliver to the Acquired Fund shareholders in connection with such meeting, a proxy statement on Schedule 14A (“Proxy Statement”) in compliance in all material respects with the provisions of the 1934 Act and the rules and regulations thereunder.  The Acquired Fund covenants that it will provide Northern Lights and the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

5.9    INDEMNIFICATION.

(a)    Northern Lights will assume all liabilities and obligations of TPM relating to any obligation of TPM to indemnify its current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, to the fullest extent permitted by law and TPM’s Declaration of Trust, as in effect as of the date of this Agreement. Without limiting the foregoing, Northern Lights agrees that all rights to indemnification and all limitations of liability existing in favor of the current and former Trustees and officers, acting in their capacities as such with respect to the Acquired Fund, under the TPM’s Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund and its successors or assigns.

(b)    The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(c)    The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.  The Acquired Fund shall not indemnify and hold harmless Gemini Funds, LLC, Northern Lights,  the Acquiring Fund and each of the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any representation, disclosure, agreement  or other action or omission of Leader Capital Corporation (the ”Adviser”) with respect to or on behalf of the Acquired Fund.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1    All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by Northern Lights’ President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2    The Acquired Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, counsel to Northern Lights, dated as of such Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

(a)    Northern Lights is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and, to such counsel’s knowledge, has the power to own all of its properties and assets and to carry on its business as presently conducted.

(b)    Northern Lights is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the SEC is in full force and effect.

(c)    This Agreement has been duly authorized, executed, and delivered by Northern Lights on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and to general equity principles.

(d)    Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(e)    The Registration Statement has been declared effective by the SEC and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

 (f)    The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of Northern Lights’ Declaration of Trust or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which the Acquiring Fund or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

(g)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the effective date of the Registration Statement or the Closing Date that are required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(h)    To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

(i)    In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding of or before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets. In the ordinary course of such counsel’s representation of the Acquiring Fund, and without having made any investigation, to the knowledge of such counsel, the Acquiring Fund are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business, other than as previously disclosed in the Registration Statement.

In this paragraph 6.2, references to the Proxy Statement include and relate to only the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3    The post-effective amendment on Form N-1A filed by Northern Lights with the SEC to create the Acquiring Fund has been declared effective by the Commission.

6.4    Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

6.5    For the period beginning at the Closing Date and ending not less than three years thereafter, Northern Lights, its successor or assigns shall provide, or cause to be provided, liability coverage at least as comparable to the liability coverage currently applicable to both former and current Trustees and officers of TPM, covering the actions of such Trustees and officers of TPM for the period they served as such.

6.6    TPM shall have received a letter of indemnification from the Adviser stating that it agrees to indemnify TPM, its employees, agents, directors, trustees and officers (each, an “Indemnified Party”) against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses (including settlement costs) arising out of any litigation or regulatory action (including, without limitation, any shareholder litigation and any SEC staff inquiries, investigation, enforcement action or disciplinary action) in any way relating to the Fund, or relating to or resulting from (a) the Reorganization, (b) the management of the Fund by the Adviser, or (c) the Adviser’s duties to the Fund under the Investment Advisory Agreement between the Trust and the Adviser, or the Investment Advisers Act of 1940, as amended (any a “Claim”). The Adviser shall remain liable for indemnification as contemplated herein regardless of whether the transactions contemplated by this Agreement occur and this Section 6.6 shall survive the Closing and any termination of this Agreement pursuant to Section 11.1.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1    All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by TPM’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of TPM.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1    This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of TPM’s Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2    On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3    All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5    The Acquired Fund shall have declared and paid a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s net investment company taxable income for all taxable periods, if any, ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods, if any, ending on or prior to such Closing Date (after reduction for any capital loss carry forward).

8.6    The parties shall have received a favorable opinion of Thompson Hine dated as of the Closing Date and addressed to the Acquiring Fund and Acquired Fund substantially to the effect that for federal income tax purposes with respect to the Acquired Fund:

(a)    The transfer of all of the Acquired Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders and the termination of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund.

(c)    No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to the Acquired Fund’s Shareholders in exchange for such shareholders’ shares of the Acquired Fund.

(d)    No gain or loss will be recognized by the Acquired Fund’s Shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares in the Reorganization.

(e)    The adjusted tax basis of Acquiring Fund Shares received by each of the Acquired Fund’s Shareholders pursuant to the Reorganization will be the same as the adjusted tax basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each of the Acquired Fund’s Shareholders will include the period during which the Acquired Fund shares exchanged therefore were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)    The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

(g)    For purposes of Section 381 of the Code, either (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; or (ii) the Acquiring Fund will be treated as the same corporation as the Acquired Fund and the tax attributes of the Acquired Fund described in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization.

Such opinion shall contain such limitations as shall be in the opinion of Thompson Hine appropriate to render the opinions expressed therein.  Such opinion shall be based on customary assumptions and such representations as Thompson Hine may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

9.1    Except as otherwise provided for herein, the Adviser, or an affiliate thereof, shall bear all expenses of the transactions contemplated by this Agreement. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Statement on Schedule 14A under the 1933 Act covering Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (b) postage; (c) printing; (d) accounting fees; (e) legal and audit fees; (f) solicitation costs of the transactions, (g) the cost of winding up and liquidating the Acquired Fund, and (h) all fees listed on the closing/transfer of assets schedule provided by TPM and U. S. Bancorp Fund Services, LLC.  The Adviser, or an affiliate thereof, shall remain liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement, pursuant to paragraph 11.1.  Notwithstanding the foregoing, the Advisor (or an affiliate thereof) will assume or pay on those expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54,  1973-1 C.B. 187), and the shareholders of the Acquired Fund and the Acquiring Fund will pay their own expenses, if any, incurred in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1    Northern Lights, on behalf of the Acquiring Fund, and TPM, on behalf of the Acquired Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1    This Agreement may be terminated by the mutual agreement of Northern Lights and TPM. In addition, either Northern Lights or TPM may at its option terminate this Agreement at or prior to either Closing Date due to:

(a)    a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

(b)    a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)    a determination by the party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, Northern Lights, TPM, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1    This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund’s Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5    It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Northern Lights personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of Northern Lights. The execution and delivery of this Agreement have been authorized by the Trustees of Northern Lights on behalf of the Acquiring Fund and signed by authorized officers of Northern Lights, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in Northern Lights’ Agreement and Declaration of Trust.

13.6    It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of TPM personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of TPM. The execution and delivery of this Agreement have been authorized by the Trustees of TPM on behalf of the Acquired Fund and signed by authorized officers of TPM, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in TPM’s Declaration of Trust.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

TRUST FOR PROFESSIONAL MANAGERS, on behalf of the Acquired Fund

By:
Name:	Joseph C. Neuberger
Title:	President

NORTHERN LIGHTS FUND TRUST, on behalf of the Acquiring Fund

By:
Name:	Andrew Rogers
Title:	President

LEADER CAPITAL CORPORATION, with respect to Paragraphs 6.6 and 9.1 only

By:
Name:	John E. Lekas
Title:	President

Schedule A

Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund:

TPM (Acquired Fund):	Northern Lights (Acquiring Fund):

Leader Short-Term Bond Fund	Leader Short-Term Bond Fund

VOTING OPTION

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

1) Read the Proxy Statement and have this card at hand 2) Log on to: [www.proxyweb.com] 3) Follow the on-screen instructions 4) Do not return this paper ballot	1) Read the Proxy Statement and have this card at hand 2) Call 1-888-___-____ 3) Follow the recorded instructions 4) Do not return this paper ballot	1) Read Proxy Statement 2) Check the appropriate box on the reverse side 3) Sign and date the Proxy Card 4) Return the Proxy Card in the enclosed postage-paid envelope	Attend shareholders’ meeting at U.S. Bancorp Fund Services LLC, 615 East Michigan Street, 2nd Floor, Milwaukee, WI 53202 on October 17, 2008

LEADER SHORT-TERM BOND FUND
PROXY BALLOT
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
— — — — —
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE TRUST’S BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints John Buckel and Joseph Neuberger, their designees or any one of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest in the name of the undersigned on the record date of the special meeting of shareholders of the Trust, or at any adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

The proxy, when properly executed, will be voted in the manner you directed with respect to shares that you own. If no direction is given with respect to a particular item, this proxy will be voted FOR each of the item or items that relate to the particular Fund shares that you own.

PLEASE SIGN, DATE AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Dated:

Signature(s)	(Sign in the Box)
NOTE: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please fill in a box as shown using black or blue ink or number 2 pencil. ☑

PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees unanimously recommends a vote FOR all proposals.

Proposal	to approve a proposed Agreement and Plan of Reorganization, for the	FOR	AGAINST	ABSTAIN
1:	Acquired Fund and the Leader Short-Term Bond Fund (the “Acquiring	☐	☐	☐

Fund”), a series of Northern Lights Fund Trust (“Northern Lights”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for Class A shares of the Acquiring Fund, which would be distributed pro-rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a Class A shareholder of the Acquiring Fund, which has identical investment policies and strategies as the Acquired Fund.

WE NEED YOUR PROXY VOTE IMMEDIATELY.
YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.
PLEASE SIGN AND DATE ON REVERSE SIDE.